Exhibit 4.3.8.1


                             FIRST SUPPLEMENT

                       Dated as of December 1, 1993
                                   among

                     BUSINESS FINANCE AUTHORITY OF THE
                          STATE OF NEW HAMPSHIRE
                                    and
                  PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                                   and
              STATE STREET BANK AND TRUST COMPANY, as Trustee


     Supplementing and Amending the Series E Loan and Trust Agreement
          Dated as of May 1, 1991 and Providing for the Issue of:



                                $44,800,000

              Business Finance Authority of the State of New
            Hampshire Pollution Control Refunding Revenue Bonds
            (Public Service Company of New Hampshire Project -
                         1993 Tax-Exempt Series E)

                             TABLE OF CONTENTS

ARTICLE I:  INTRODUCTION AND DEFINITIONS. . . . . . . . . . . . . . . .   1
     Section 101.  Description of the Agreement and the
                   Parties. . . . . . . . . . . . . . . . . . . . . . .   1
     Section 102.  Definitions. . . . . . . . . . . . . . . . . . . . .   2
          (a)  Words. . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE II:  LOAN OF 1993 SERIES E BOND PROCEEDS;
             CONFIRMATION OF PLEDGE . . . . . . . . . . . . . . . . . .   3
     Section 201.  Pledge of Series G First Mortgage Bonds. . . . . . .   3

ARTICLE III:  THE 1993 SERIES E BONDS . . . . . . . . . . . . . . . . .   4
     Section 301.  Forms of 1993 Series E Bonds . . . . . . . . . . . .   4
          (a)  Form of Flexible Bond. . . . . . . . . . . . . . . . . .   4
          (b)  Form of Weekly Bond. . . . . . . . . . . . . . . . . . .  13
          (c)  Form of Multiannual Bond . . . . . . . . . . . . . . . .  26
          (d)  Form of Fixed Rate Bond. . . . . . . . . . . . . . . . .  38
     Section 302.  Details of the 1993 Series E Bonds . . . . . . . . .  45
     Section 303.  Registration of Bonds in the Book-Entry
                   Only System. . . . . . . . . . . . . . . . . . . . .  46
     Section 304.  Application of 1993 Series E Bond
                   Proceeds . . . . . . . . . . . . . . . . . . . . . .  49
     Section 305.  Maximum Interest Rate for 1993 Series E
                   Bonds. . . . . . . . . . . . . . . . . . . . . . . .  49
     Section 306.  Additional Limitations on Conversions to
                   New Modes. . . . . . . . . . . . . . . . . . . . . .  49
          (a)  Conversions to Multiannual Mode. . . . . . . . . . . . .  49
          (b)  Conversions from Multiannual Mode to Flexible or Weekly
               Mode . . . . . . . . . . . . . . . . . . . . . . . . . .  49
     Section 307.  Subsection 310(c) of Original Agreement
                   Amended. . . . . . . . . . . . . . . . . . . . . . .  50
     Section 308.  Subsection 310(e) of Original Agreement
                   Amended. . . . . . . . . . . . . . . . . . . . . . .  50
     Section 309.  Tax Status of 1993 Series E Bonds. . . . . . . . . .  50
     Section 310.  Amendment of Credit Facility . . . . . . . . . . . .  51
          (a)  Issuance of Amended and Restated Credit Facility . . . .  51
          (b)  Paragraph 102(a)(13) of Original Agreement Amended . . .  51
     Section 311.  Subsection 301(e) of Original Agreement
                   Amended. . . . . . . . . . . . . . . . . . . . . . .  51
          (a)  Paragraph 301(e)(ii) Amended . . . . . . . . . . . . . .  51
          (b)  Subparagraph 301(e)(iv)(A) Amended . . . . . . . . . . .  51
     Section 312.  Subsection 308(c) of Original Agreement
                   Amended. . . . . . . . . . . . . . . . . . . . . . .  52
          (a)  Paragraph 308(c)(i) Amended. . . . . . . . . . . . . . .  52
          (b)  Paragraph 308(c)(iii) of Original Agreement Amended. . .  52
          (c)  Paragraph 308(c)(iv) Added to Original Agreement . . . .  52
     Section 313.  Subsection 311(c) Added. . . . . . . . . . . . . . .  52

     Section 314.  Subsection 312(a) Amended. . . . . . . . . . . . . .  52
     Section 315.  Section 405 of Original Agreement
                   Amended. . . . . . . . . . . . . . . . . . . . . . .  53

ARTICLE IV:  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . .  53
     Section 401.  Original Agreement Affirmed. . . . . . . . . . . . .  53
     Section 402.  Company's Agreement to Chapter 263 . . . . . . . . .  53
     Section 403.  Severability . . . . . . . . . . . . . . . . . . . .  53
     Section 404.  Counterparts . . . . . . . . . . . . . . . . . . . .  54
     Section 405.  Receipt of Documents . . . . . . . . . . . . . . . .  54
     Section 406.  Captions . . . . . . . . . . . . . . . . . . . . . .  54
     Section 407.  Governing Law. . . . . . . . . . . . . . . . . . . .  54


SIGNATURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

EXHIBIT A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

                 ARTICLE I:  INTRODUCTION AND DEFINITIONS

     Section 101. Description of the Agreement and the Parties. This FIRST SUPPLEMENT (the "First Supplement") is entered into as of December 1, 1993 by the Business Finance Authority of the State of New Hampshire (with its successors, the "Authority"), a body corporate and politic created under New Hampshire Revised Statutes Annotated 162-A:3 formerly known as The Industrial Development Authority of the State of New Hampshire; Public Service Company of New Hampshire (with its successors, the "Company"), a New Hampshire corporation, and State Street Bank and Trust Company, a Massachusetts trust company, as Trustee (with its successors, the "Trustee"). This First Supplement supplements and amends the Series E Loan and Trust Agreement dated as of May 1, 1991 (the "Original Agreement") among the Authority, the Company and the Trustee and is entered into pursuant to Article IV and Clauses 1101(a)(v), (vii) and (viii) of the Original Agreement. The Agreement is a financing document combined with a security document as one instrument in accordance with New Hampshire Revised Statutes Annotated Chapter 162-I (the "Act") and relates to industrial facilities as defined in Paragraphs 2, VII(d) and (e) of the Act and located in the Town of Seabrook, Rockingham County, New Hampshire.

     This First Supplement, in conjunction with the Original Agreement, provides for the following transactions:

     (a) the Authority's issue of the 1993 Series E Bonds, which are to be Tax-Exempt Refunding Bonds as provided for in the Original Agreement;

     (b) the Authority's loan of the proceeds of the 1993 Series E Bonds to the Company for the purpose of refunding the principal of $44,800,000 of the Authority's 1991 Series E Bonds;

     (c) the Company's repayment of the loan of 1993 Series E Bond proceeds from the Authority through payment to the Trustee of all amounts necessary to pay the 1993 Series E Bonds issued by the Authority;

     (d) the Company's confirmation of its agreement to evidence and secure its repayment obligations hereunder and its reimbursement obligations under the Reimbursement Agreement with the Series G First Mortgage Bonds; and

     (e) the amendment and restatement, at the time the 1993 Series E Bonds are issued, of the irrevocable, transferable Letter of Credit of Citibank, N.A. issued to the Paying Agent so that it may be drawn upon to pay the Purchase Price of, principal of, premium, if any, and interest on the 1993 Series E Bonds as well as the 1991 Series E Bonds that remain Outstanding.

     In consideration of the mutual promises contained in this First Supplement, the rights conferred and the obligations assumed hereby, and other good and valuable consideration, the receipt of which is hereby acknowledged, each of the Company, the Authority and the Trustee agree, assign, covenant, grant, pledge, promise, represent and warrant as set forth herein for their own benefit and for the benefit of the Bondowners and the Bank.

     Section 102. Definitions. (a) Words. Unless otherwise defined in this First Supplement, or unless the context otherwise requires, the terms defined in the Original Agreement shall have the same meaning in this First Supplement. In addition to terms defined in the Original Agreement and elsewhere in this First Supplement, the following terms have the following meanings in the Agreement, unless the context otherwise requires:

     (1) "Agreement" means the Original Agreement, as supplemented and amended by this First Supplement and as may be subsequently amended or supplemented from time to time.

     (2) "Assumption Agreement" means the Assumption Agreement dated as of June 5, 1992 among the parties hereto and the Seabrook Transferee.

     (3)  "Authority's Service Charge" means with respect to the 1993
Series E Bonds, payments to the Authority for its own use which consist of
(i) a payment of $37,333.33 on the date of the issue of the 1993 Series E Bonds and (ii) annual payments commencing on the first anniversary of the date of this First Supplement and continuing on each subsequent anniversary, which are each equal to 1/20th of 1% of the average principal balance of the 1993 Series E Bonds on which interest was accruing during the prior twelve-month period, or $250, whichever is greater, with a final payment due upon the redemption or payment of the 1993 Series E Bonds in full prorated to the date of such redemption or payment, as the case may be.

     (4) "First Supplemental Federal Tax Statement" means the Statement as to Tax Status of Bonds executed by the Company and the Seabrook Transferee in connection with the original issuance of the 1993 Series E Bonds and delivered to the Trustee.

     (5) Except in the 1993 Series E Bonds, "here" in such words as "hereby," "herein," "hereof" or "hereunder" means the Agreement as a whole rather than this First Supplement, or the particular section, subsection, paragraph, subparagraph, clause or subclause in which the word appears; and in the 1993 Series E Bonds it refers thereto.

     (6) "Letter of Credit" means the $119,129,000 irrevocable letter of credit No. NY0389-30008830, as amended and restated, issued by Citibank, N.A. for the benefit of the Paying Agent.

     (7) "1993 Series E Bonds" means the $44,800,000 principal amount of Business Finance Authority of the State of New Hampshire Pollution Control Refunding Revenue Bonds (Public Service Company of New Hampshire Project - 1993 Tax-Exempt Series E).

     (8) "Paying Agent" means BankAmerica National Trust Company (formerly known as Security Pacific National Trust Company (New York)) or any successor or successors designated from time to time pursuant to Section 313 of the Original Agreement.

     (9) "Reimbursement Agreement" means the Series E Letter of Credit and Reimbursement Agreement dated as of May 1, 1991, among the Company, Citibank, N.A., as issuing bank thereunder, and the participating banks referred to therein, and any other agreement between the Company and a Bank under which the Company is obligated to reimburse the Bank for payments made by the Bank under a Credit Facility.

     (10) "Representation Letter" has the meaning given such term in Section 303 of this First Supplement.

     (11) "Seabrook Transferee" means North Atlantic Energy Corporation, the transferee of the Project Facilities pursuant to the Seabrook Transfer, and its successors.


             ARTICLE II:  LOAN OF 1993 SERIES E BOND PROCEEDS;
                          CONFIRMATION OF PLEDGE

     Section 201. Pledge of Series G First Mortgage Bonds. The Authority shall issue the 1993 Series E Bonds pursuant to the Act in the amount, in the form and with the terms provided herein, and shall loan to the Company such amount (the "First Supplemental Loan") to refund the principal of $44,800,000 of the 1991 Series E Bonds as hereinafter provided. The Company agrees to repay the First Supplemental Loan of the aggregate principal amount of the 1993 Series E Bonds in the amounts and at the times necessary to pay principal of, premium, if any, and interest on the Bonds by making the payments required under Section 308 of the Original Agreement, and for such purpose the First Supplemental Loan is to be treated as part of the Loan made pursuant to the Original Agreement. To evidence and secure the Company's obligation to repay the Loan, including the First Supplemental Loan, and to secure the Company's reimbursement and certain other obligations under the Reimbursement Agreement, the Company issued and delivered to the Trustee on the date of issuance of the 1991 Series E Bonds a like aggregate principal amount of its Series G First Mortgage Bonds. The Company hereby confirms that the Series G First Mortgage Bonds evidence and secure the Company's obligations to make payments in amounts and at times necessary to pay principal of, premium, if any, and interest on all of the Outstanding Bonds, including the Outstanding 1993 Series E Bonds and the Outstanding 1991 Series E Bonds and the Company's reimbursement and certain other obligations under the Reimbursement Agreement.

                   ARTICLE III:  THE 1993 SERIES E BONDS

     Section 301.  Forms of 1993 Series E Bonds.

     The 1993 Series E Bonds shall be issued in substantially the following forms for the various Modes:

     (a) Form of Flexible Bond. The 1993 Series E Bonds may be issued in the Flexible Mode in substantially the form prescribed below.

$____________                                     No. R-

ANY BONDOWNER WHO FAILS TO DELIVER A BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

                         UNITED STATES OF AMERICA

                          STATE OF NEW HAMPSHIRE

                        BUSINESS FINANCE AUTHORITY
                       OF THE STATE OF NEW HAMPSHIRE

                 Pollution Control Refunding Revenue Bond
                 (Public Service Company of New Hampshire
                    Project - 1993 Tax-Exempt Series E)

REGISTERED OWNER:

PRINCIPAL AMOUNT:                                      DOLLARS

INTEREST DUE:  $
   (on the Next Purchase Date)

INTEREST RATE:
   (to the Next Purchase Date)

NEXT PURCHASE DATE:

COMMENCEMENT DATE OF RATE PERIOD:

MATURITY DATE:  May 1, 2021

CUSIP:

DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)

MODE:  Flexible

     THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

     The Business Finance Authority of the State of New Hampshire (the "Authority"), for value received, promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent Interest Payment Date, as defined below, to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates set forth below, payable on each Interest Payment Date. So long as this bond is in the Flexible Mode, interest shall be due on this bond on each Purchase Date (as defined below) and on the MATURITY DATE, and when this bond is in any other Mode interest shall be due on the dates provided in the Agreement (the "Interest Payment Dates"). Until conversion to the Weekly, Multiannual or Fixed Rate Mode as provided below, this bond shall bear interest at the Flexible Rate. The Flexible Rate for this bond shall be the rate of interest determined by the Remarketing Agent designated as provided in the Agreement (herein, with its successors, the "Remarketing Agent"), for each Rate Period, as defined below, to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, is necessary on and as of the Effective Date, as defined below, to remarket each Bond having such Rate Period in a secondary market transaction at a price equal to the principal amount thereof, but not in excess of the Maximum Interest Rate. If this bond is converted to the Weekly, Multiannual or Fixed Rate Mode it shall bear interest at the Weekly, Multiannual or Fixed Rate, as the case may be, as defined in the Agreement. The Remarketing Agent shall determine the initial Flexible Rate on or before the date of issue in or of conversion to the Flexible Mode, which rate shall remain in effect as provided in the Agreement.
Thereafter, the Remarketing Agent shall redetermine the Flexible Rate for each Rate Period as provided below. The amount of interest due on any Interest Payment Date shall be the amount of unpaid interest accrued on this bond through the day preceding such Interest Payment Date or, if such Interest Payment Date is not a Business Day, through the day preceding the first Business Day succeeding such Interest Payment Date.

     This bond is one of a series of Pollution Control Refunding Revenue Bonds (Public Service Company of New Hampshire Project - 1993 Tax-Exempt Series E) (the "Bonds") in the aggregate principal amount of $44,800,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement dated as of May 1, 1991, as supplemented and amended by a First Supplement dated as of December 1, 1993 (the "Agreement") among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to refund a like principal amount of the Authority's $114,500,000 Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "1991 Bonds"), which were originally issued to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No. 1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations under the Reimbursement Agreement (as defined below), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

     The Purchase Price (as defined below) and principal of and interest on this bond while it is in the Flexible Mode is also payable from moneys drawn by the Paying Agent on an irrevocable letter of credit for the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds (together with any extensions, amendments and renewals thereof, the "Letter of Credit"), issued by ________________, pursuant to the terms of a Reimbursement Agreement dated as of __________________ (the "Reimbursement Agreement") by and between the Company and _____________________________ (together with any other issuer of a Credit Facility, the "Bank"). The Letter of Credit initially expires on _______________ but may be terminated earlier upon the occurrence of certain events set forth in the Agreement and the Reimbursement Agreement or extended as provided in the Reimbursement Agreement. The Company may substitute the Letter of Credit in whole or in part with one or more new letters of credit (collectively with the Letter of Credit, a "Credit Facility") as provided in the Agreement and the Reimbursement Agreement. The Company may substitute a new Credit Facility as provided in the Agreement.

     Unless otherwise defined herein, capitalized terms used in this bond shall have the meaning given them in the Agreement. The following terms are defined as follows:

     "Business Day" means a day (i) that is not a Sunday or legal holiday or a day on which banking institutions are authorized pursuant to law to close, (ii) that is not a day on which the corporate trust office of the First Mortgage Bond Trustee is not open for business, (iii) that is a day on which banks are not required or authorized to close in New York, New York, and (iv) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and the Paying Agent and, if applicable, the Remarketing Agent and the Bank are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

     "Effective Date" means, with respect to a Bond in the Flexible, Weekly and Multiannual Modes, the date on which a new Rate Period for that Bond takes effect.

     "Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Weekly Mode, the Multiannual Mode and the Fixed Rate Mode.

     "Purchase Date" means, while this bond is in the Flexible Mode, the date on which this bond shall be required to be purchased pursuant to a mandatory tender in accordance with the provisions hereof.

     "Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Flexible, Weekly or Multiannual Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein.

     At the option of the Company and upon certain conditions provided for in the Agreement described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Weekly Mode or Multiannual Mode, which means that the Rate Period is, respectively, one week or one year or any multiple of one year, (b) may be converted or reconverted from time to time to or from the Flexible Mode, and will have Rate Periods of from one to 270 days as provided herein, or (c) may be converted to the Fixed Rate Mode; provided, however, that in the Multiannual Mode the first rate period occurring after conversion to such Mode may be shorter than the applicable multiple of one year as provided in the Agreement. While this bond is in the Flexible Mode, a new interest rate shall take effect on the date such Mode takes effect, and on the Effective Date of the next Flexible Rate Period, as defined herein, applicable to this bond.

     While this bond is in the Flexible Mode, conversions to any other Mode may take place only on an Effective Date. Conversion of this bond to another Mode shall be subject to certain conditions set forth in the Agreement. In the event that the conditions for a proposed conversion to a new Mode are not met (i) such new Mode shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondowners of such conversion and (ii) this bond shall remain in the Flexible Mode with a Rate Period of one day. In no event shall the failure of this bond to be converted to another Mode be deemed to be a Default or an Event of Default under the Agreement as long as the Purchase Price (as defined below) is made available on the failed conversion date to owners of all Bonds that were to have been converted.

     While Bonds bear interest at Flexible Rates, the interest rate for each particular Bond in the Flexible Mode will be determined by the Remarketing Agent and will remain in effect from and including the Effective Date of the Rate Period selected for that Bond by the Remarketing Agent through the last date thereof. While the Bonds are in the Flexible Mode, Bonds may have successive Rate Periods of any duration up to 270 days each and ending on a Business Day and any Bond may bear interest at a rate and for a period different from any other Bond.

     In the event that the Remarketing Agent no longer determines, or fails to determine when required, any Rate Period or any Flexible Rate for any Bonds, or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the Rate Period for any such Bond shall be deemed to be a Flexible Rate Period with a duration of one day and the Flexible Rate shall be determined as provided in the Agreement.

     While this bond is in the Flexible Mode it is subject to mandatory tender for purchase on each applicable Effective Date at a price (the "Purchase Price") of par plus accrued interest to the Effective Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT AND, ON THE PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE. UPON DEPOSIT OF THE PURCHASE PRICE WITH THE PAYING AGENT ON THE PURCHASE DATE, THIS BOND SHALL BE DEEMED TENDERED FOR PURCHASE AND SHALL CEASE TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE PRICE SO DEPOSITED WITH THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT. The Purchase Price shall be paid on the Delivery Date, which shall be the Effective Date or any subsequent Business Day on which this bond is delivered to the Paying Agent. The Purchase Price of this bond shall be paid only upon surrender of this bond to the Paying Agent as provided herein. From and after the Effective Date, no further interest shall be payable to the REGISTERED OWNER during the preceding Rate Period, provided that there are sufficient funds available on the Effective Date to pay the Purchase Price.

     Each determination and redetermination of the Flexible Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Bank, the Company and the Bondowners.

     While this bond is in the Flexible Mode, interest shall be computed on the basis of actual days elapsed divided by 365 or 366, as appropriate. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then effective interest rate until paid or duly provided for.

     While this bond is in the Flexible Mode, the principal of and interest on this bond due on the MATURITY DATE are payable when due by wire or bank transfer of immediately available funds within the continental United States to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the offices of __________________________, __________, _________, as Paying Agent (with its successors in such capacity, the "Paying Agent"). While this bond is in the Flexible Mode, the Purchase Price of this bond (which includes accrued interest to the Purchase Date) tendered for purchase is payable by wire or bank transfer within the continental United States from the Paying Agent to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Payment of the Purchase Price of this bond to such owner shall be made on the Purchase Date if presentation and surrender of this bond is made prior to 11:00 A.M., New York City time, on the Purchase Date or on such later Business Day upon which presentation and surrender of this bond is made prior to 11:00 A.M., New York City time. The Purchase Price of this bond shall be paid in immediately available funds. Overdue interest on this bond, or interest on overdue principal while in the Flexible Mode is payable in immediately available funds by wire or bank transfer within the continental United States from the Paying Agent to the REGISTERED OWNER, determined as of the close of business on the applicable special record date as determined by the Trustee, at its address as shown on the registration books maintained by the Paying Agent. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondowners at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

     The Bonds are subject to mandatory redemption at any time at a redemption price of 100% of the principal amount of the Bonds so redeemed plus accrued interest in the event (i) the Company delivers to the Trustee an opinion of nationally recognized bond counsel selected by the Company and reasonably satisfactory to the Trustee ("Bond Counsel") stating that interest on the Bonds is or will become includable in gross income of the owners thereof for federal income tax purposes, or (ii) it is finally determined by the Internal Revenue Service or a court of competent jurisdiction, as a result of (A) a proceeding in which the Company has participated or been given notice and an opportunity to participate, and,
(B) either (1) a failure by the Company (or the Seabrook Transferee as defined in the Agreement) to observe any covenant or agreement undertaken in or pursuant to the Agreement, or the inaccuracy of any representation made by the Company (or the Seabrook Transferee) in or pursuant to the Agreement, or (2) the Seabrook Transfer (as defined in the Agreement), that interest payable on the Bonds is includable for federal income tax purposes in the gross income of any owner thereof (other than an owner which is a "substantial user" or a "related person" within the meaning of Section 147(a) of the Internal Revenue Code of 1986). Any determination under clause (ii) above will not be considered final for this purpose until the earliest of the conclusion of any appellate review, the denial of appellate review or the expiration of the period for seeking appellate review. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Company delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption. Except as provided in the next sentence, any such redemption shall be made on the 90th day after the date on which the opinion described in clause (i) is delivered or the determination described in clause (ii) becomes final or on such earlier date as the Company may designate by notice given to the Trustee at least forty-five (45) days prior to such designated date. Any Bond in the Flexible Mode that has a Purchase Date prior to the redemption date established for that Bond pursuant to the preceding sentence shall be redeemed on that Purchase Date. If such redemption shall occur in accordance with the terms of the Agreement, then such failure by the Company (or the Seabrook Transferee as described above) to observe such covenant or agreement, or the inaccuracy of any such representation will not, in and of itself, constitute a default thereunder.

     If the Trustee receives written notice from any Bondowner stating that
(i) such Bondowner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on the Bonds in the gross income of such owner for federal income tax purposes, or any other proceeding has been instituted against such owner which may lead to a like determination, and (ii) such owner will afford the Company the opportunity to participate at its own expense in the proceeding, either directly or in the name of such owner, until the conclusion of any appellate review, and the Trustee has examined such written notice and it appears to be accurate on its face, then the Trustee shall promptly give notice thereof to the Company, the Authority, and each Bondowner whose Bonds may be affected.
The Trustee shall thereafter keep itself reasonably informed of the progress of any administrative proceedings or litigation relating to such notice. Under the Agreement the Company is required to give the Trustee written notice of such a final determination within forty-five (45) days of such final determination.

     If the Purchase Date of this bond is after the redemption date, notice of redemption of this bond will be given by first class mail, postage prepaid, not more than forty-five (45) nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its registered address. Failure to mail notice to the owner of any other Bond or any defect in the notice to such other owner shall not affect the redemption of this bond.

     This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any.

     The Bonds are issuable only in fully registered form and while in the Flexible Mode shall be in denominations of $100,000 or any multiple of $1,000 in excess of $100,000.

     The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

     No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

     This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or the Paying Agent.

     REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.

                         BUSINESS FINANCE AUTHORITY
                         OF THE STATE OF NEW HAMPSHIRE


(Seal)                   By:________________________________
                              Title:


                         By:________________________________
                              Title:


                       Certificate of Authentication

     This bond is one of the Bonds described in the Agreement.

                              STATE STREET BANK AND TRUST COMPANY,
                              as Trustee
Date of Registration:
                              By:____________________________, or
                                 Authorized Signature

                              By:___________________________________,
                              as Paying Agent

                                   By:______________________________
                                      Authorized Signature


                                Assignment

     For value received the undersigned sells, assigns and transfers this bond to

_____________________________________________________________
(Name and Address of Assignee)
_____________________________________________________________

_____________________________________________________________
Social Security or Other Identifying Number of Assignee

and irrevocably appoints ________________________________ attorney-in-fact to transfer it on the books kept for registration of the bond, with full power of substitution.


                         ____________________________________
                         NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Dated:

Signature Guaranteed:

____________________________________
Participant in a Recognized
Signature Guaranty Medallion Program

By:_____________________________
   Authorized Signature

     The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common          UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety    ______ Custodian _______
JT TEN  - as joint tenants with rights  (Cust)           (Minor)
          of survivorship and not as
          tenants in common
                                        Act ____________________
                                             (State)

Additional abbreviations may also be used though not set forth in the list above.

     (b) Form of Weekly Bond. The 1993 Series E Bonds may be issued in the Weekly Mode in substantially the form prescribed below.

$____________                                     No. R-

ANY BONDOWNER WHO FAILS TO DELIVER A BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

                         UNITED STATES OF AMERICA

                          STATE OF NEW HAMPSHIRE

                        BUSINESS FINANCE AUTHORITY
                       OF THE STATE OF NEW HAMPSHIRE

                 Pollution Control Refunding Revenue Bond
                 (Public Service Company of New Hampshire
                    Project - 1993 Tax-Exempt Series E)

REGISTERED OWNER:

PRINCIPAL AMOUNT:                                         DOLLARS

INTEREST PAYMENT DATES:       (i) the first Business Day of each calendar
                              month, and (ii) the Maturity Date.

MATURITY DATE:  May 1, 2021

DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)

MODE:  Weekly

CUSIP:

     THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

     The Business Finance Authority of the State of New Hampshire (the "Authority"), for value received, promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates set forth below, payable on each INTEREST PAYMENT DATE. Until conversion to the Flexible, Multiannual or Fixed Rate Mode as provided below, this bond shall bear interest at the Weekly Rate. The Weekly Rate for this bond shall be the rate of interest determined by the Remarketing Agent designated as provided in the Agreement (herein, with its successors, the "Remarketing Agent"), for each Rate Period, as defined below, to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, would permit the sale of the Bonds (as defined below) in the Weekly Mode at par plus accrued interest on and as of the Effective Date, as defined below, but not in excess of the Maximum Interest Rate. If this bond is converted to the Flexible, Multiannual or Fixed Rate Mode it shall bear interest at the Flexible, Multiannual or Fixed Rate, as the case may be, as defined in the Agreement. The Remarketing Agent shall determine the initial Weekly Rate on or before the date of issue in or of conversion to the Weekly Mode, which rate shall remain in effect as provided in the Agreement. Thereafter, the Remarketing Agent shall redetermine the Weekly Rate for each Rate Period as provided below. The amount of interest due on any INTEREST PAYMENT DATE shall be the amount of unpaid interest accrued on this bond through the day preceding such INTEREST PAYMENT DATE.

     This bond is one of a series of Pollution Control Refunding Revenue Bonds (Public Service Company of New Hampshire Project - 1993 Tax-Exempt Series E) (the "Bonds") in the aggregate principal amount of $44,800,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement dated as of May 1, 1991, as supplemented and amended by a First Supplement dated as of December 1, 1993 (the "Agreement") among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to refund a like principal amount of the Authority's $114,500,000 Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "1991 Bonds"), which were originally issued to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No. 1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations under the Reimbursement Agreement (as defined below), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

     The Purchase Price (as defined below) and principal of and interest on this bond while it is in the Weekly Mode is also payable from moneys drawn by the Paying Agent on an irrevocable letter of credit for the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds (together with any extensions, amendments, and renewals thereof, the "Letter of Credit"), issued by Citibank, N.A. pursuant to the terms of a Series E Letter of Credit and Reimbursement Agreement dated as of May 1, 1991 (the "Reimbursement Agreement") by and among the Company, Citibank, N.A. (together with any other issuer of a Credit Facility, the "Bank") and the participating banks named therein. The Paying Agent may draw on the Letter of Credit presently in place for the payment of up to forty-five
(45) days' interest for Bonds in the Weekly Mode. The Letter of Credit initially expires on May 16, 1995 but may be terminated earlier upon the occurrence of certain events set forth in the Agreement and the Reimbursement Agreement or extended as provided in the Reimbursement Agreement. Unless the Letter of Credit is extended or renewed or a substitute letter of credit (collectively with the Letter of Credit, a "Credit Facility") is provided in accordance with the Agreement, the Bonds will become subject to mandatory purchase as described below. The Company may substitute a new Credit Facility as provided in the Agreement.

     In case any Event of Default occurs and is continuing, the principal amount of this bond together with accrued interest may become or be declared immediately due and payable in the manner and with the effect provided in the Agreement.

     Unless otherwise defined herein, capitalized terms used in this bond shall have the meaning given them in the Agreement. The following terms are defined as follows:

     "Business Day" means a day (i) that is not a Sunday or legal holiday or a day on which banking institutions are authorized pursuant to law to close, (ii) that is not a day on which the corporate trust office of the First Mortgage Bond Trustee is not open for business, (iii) that is a day on which banks are not required or authorized to close in New York, New York, and (iv) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and the Paying Agent and, if applicable, the Remarketing Agent and the Bank are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

     "Effective Date" means, with respect to a Bond in the Flexible, Weekly and Multiannual Modes, the date on which a new Rate Period for that Bond takes effect.

     "Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Weekly Mode, the Multiannual Mode and the Fixed Rate Mode.

     "Purchase Date" means, while this bond is in the Weekly Mode, the date on which this bond shall be required to be purchased pursuant to a mandatory or optional tender in accordance with the provisions hereof.

     "Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Flexible, Weekly or Multiannual Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein. While this bond is in the Weekly Mode, a new interest rate shall take effect on the date such Mode takes effect and thereafter on each Wednesday.

     At the option of the Company and upon certain conditions provided for in the Agreement described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Weekly Mode or Multiannual Mode, which means that the Rate Period is, respectively, one week or one year or any multiple of one year, (b) may be converted or reconverted from time to time to or from the Flexible Mode, and will have Rate Periods of from one to 270 days as provided herein, or (c) may be converted to the Fixed Rate Mode; provided, however, that in the Multiannual Mode the first rate period occurring after conversion to such Mode may be shorter than the applicable multiple of one year as provided in the Agreement.

     While this bond is in the Weekly Mode, conversions to any other Mode may take place only on the first Business Day of any calendar month upon thirty (30) days' prior written notice from the Paying Agent to the REGISTERED OWNER of this bond. Conversion of this bond to another Mode shall be subject to the conditions set forth in the Agreement. In the event that the conditions for a proposed conversion to a new Mode are not met (i) such new Mode shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondowners of such conversion, (ii) this bond shall automatically convert to the Flexible Mode with a Rate Period of one day, and (iii) this bond shall be subject to mandatory tender for purchase as provided below. In no event shall the failure of this bond to be converted to another Mode be deemed to be a Default or an Event of Default under the Agreement as long as the Purchase Price (as defined below) is made available on the failed conversion date to owners of all Bonds that were to have been converted.

     When this bond is in the Weekly Mode, the Weekly Rate in effect for each Rate Period (the "Effective Rate" for such Period) shall be determined not later than the Business Day next preceding the Effective Date. If the Remarketing Agent fails to make such determination or fails to announce the Effective Rate as required with respect to any Bonds in the Weekly Mode, or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the rate on such Bonds to take effect on that Effective Date shall be the Weekly Rate in effect on the day preceding such date. The Remarketing Agent shall announce the Effective Rate by telephone to the Paying Agent on the date of determination thereof, and shall promptly confirm such notice in writing. While this bond is in the Weekly Mode, any Bondowner may ascertain the Effective Rate at any time by contacting the Paying Agent or the Remarketing Agent.

     Each determination and redetermination of the Weekly Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Bank, the Company and the Bondowners.

     While this bond is in the Weekly Mode, interest shall be computed on the basis of a 365- or 366-day year, as appropriate, and actual days elapsed. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then effective interest rate until paid or duly provided for.

     While this bond is in the Weekly Mode the principal of this bond is payable when due by wire or bank transfer of immediately available funds within the continental United States to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the office of BankAmerica National Trust Company, New York, New York, as Paying Agent, (with its successors in such capacity, the "Paying Agent"). Interest on this bond while in the Weekly Mode is payable in immediately available funds by wire or bank transfer within the continental United States from the Paying Agent to the REGISTERED OWNER, determined as of the close of business on the applicable record date, at its address as shown on the registration books maintained by the Paying Agent. The Purchase Price (as defined below) of Bonds tendered for purchase shall be paid as provided below.

     The record date for payment of interest while this bond is in the Weekly Mode is the Business Day preceding the date on which interest is to be paid. With respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee may establish a special record date. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondowners at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

     While this bond is in the Weekly Mode, the REGISTERED OWNER shall have the right to tender this bond for purchase in multiples of $100,000 at a price (the "Purchase Price") equal to 100% of the principal amount thereof, plus accrued interest, if any, to the Purchase Date, upon compliance with the conditions described below, provided that if the Purchase Date is an INTEREST PAYMENT DATE, accrued interest shall be paid separately, and not as part of the Purchase Price on such date. In order to exercise the right to tender, the REGISTERED OWNER must deliver to the Paying Agent a written irrevocable notice of tender substantially in the form of the Bondowner's Election Notice set forth hereon or such other form as may be satisfactory to the Paying Agent. While this bond is in the Weekly Mode, it will be purchased on the Business Day specified in such Bondowner's Election Notice, provided such date is at least seven calendar days after receipt by the Paying Agent of such notice. If the REGISTERED OWNER of this bond has elected to require purchase as provided above, the REGISTERED OWNER shall be deemed, by such election, to have agreed irrevocably to sell this bond to any purchaser determined in accordance with the provisions of the Agreement on the date fixed for purchase at the Purchase Price.

     Tender of this bond will not be effective and this bond will not be purchased if at the time fixed for purchase an acceleration of the maturity of the Bonds shall have occurred and not have been annulled in accordance with the Agreement. Notice of tender of this bond is irrevocable. All notices of tender of Bonds shall be made to the Paying Agent at 2 Rector Street, New York, New York, or such other address specified in writing by the Paying Agent to the Bondowners. All deliveries of tendered Bonds, including deliveries of Bonds subject to mandatory tender, shall be made to the Paying Agent at 2 Rector Street, New York, New York, Attention:
Corporate Trust Department, or such other address specified in writing by the Paying Agent to the Bondowners.

     This bond is subject to mandatory tender for purchase at the Purchase Price (i) on the date of conversion or proposed conversion from one Mode to another Mode and (ii) on (a) the effective date of a substitute Credit Facility unless the Trustee receives written evidence from Moody's (if this bond is rated by Moody's) and S&P (if this bond is rated by S&P) that such substitution will not result in a withdrawal or reduction (excluding a withdrawal or reduction resulting from a change in Modes) of the rating of this bond or (b) a date that is not more than fifteen (15) or less than ten
(10) days prior to the expiration or termination of the Credit Facility other than upon conversion to a new Mode. Notice of mandatory tender shall be given or caused to be given by the Paying Agent in writing to the REGISTERED OWNER at least thirty (30) days prior to the mandatory Purchase Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND AT SUCH PRICE TO ANY PURCHASER DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT IN THE EVENT OF SUCH MANDATORY TENDER AND, ON SUCH PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE. From and after the Purchase Date, no further interest on this bond shall be payable to the REGISTERED OWNER, provided that there are sufficient funds available on the Effective Date to pay the Purchase Price.

     The Purchase Price of this bond shall be paid to the REGISTERED OWNER by the Paying Agent on the Delivery Date, which shall be the Purchase Date or any subsequent Business Day on which this bond is delivered to the Paying Agent. The Purchase Price of this bond shall be paid only upon surrender of this bond to the Paying Agent as provided herein. From and after the Purchase Date, no further interest on this bond shall be payable to the REGISTERED OWNER who gave notice of tender for purchase, provided that there are sufficient funds available on the Purchase Date to pay the Purchase Price. The Purchase Price of Bonds tendered for purchase is payable for Bonds in the Weekly Mode by wire or bank transfer within the continental United States in immediately available funds from the Paying Agent to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. If on any date this bond is subject to mandatory tender for purchase or is required to be purchased at the election of the REGISTERED OWNER, payment of the Purchase Price of this bond to such owner shall be made on the Purchase Date if presentation and surrender of this bond is made prior to 11:00 A.M., New York City time, on the Purchase Date or on such later Business Day upon which presentation and surrender of this bond is made prior to 11:00 A.M., New York City time.

     Bonds in the Weekly Mode are subject to redemption in whole or in part at the direction of the Company on any INTEREST PAYMENT DATE at a redemption price of par plus accrued interest.

     The Bonds are subject to mandatory redemption at any time at a redemption price of 100% of the principal amount of the Bonds so redeemed plus accrued interest in the event (i) the Company delivers to the Trustee an opinion of nationally recognized bond counsel selected by the Company and reasonably satisfactory to the Trustee ("Bond Counsel") stating that interest on the Bonds is or will become includable in gross income of the owners thereof for federal income tax purposes, or (ii) it is finally determined by the Internal Revenue Service or a court of competent jurisdiction, as a result of (A) a proceeding in which the Company has participated or been given notice and an opportunity to participate, and,
(B) either (1) a failure by the Company (or the Seabrook Transferee as defined in the Agreement) to observe any covenant or agreement undertaken in or pursuant to the Agreement, or the inaccuracy of any representation made by the Company (or the Seabrook Transferee) in or pursuant to the Agreement, or (2) the Seabrook Transfer (as defined in the Agreement), that interest payable on the Bonds is includable for federal income tax purposes in the gross income of any owner thereof (other than an owner which is a "substantial user" or a "related person" within the meaning of Section 147(a) of the Internal Revenue Code of 1986). Any determination under clause (ii) above will not be considered final for this purpose until the earliest of the conclusion of any appellate review, the denial of appellate review or the expiration of the period for seeking appellate review. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Company delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption. Except as provided in the next sentence, any such redemption shall be made on the 90th day after the date on which the opinion described in clause (i) is delivered or the determination described in clause (ii) becomes final or on such earlier date as the Company may designate by notice given to the Trustee at least forty-five (45) days prior to such designated date. Any Bond in the Flexible Mode that has a Purchase Date prior to the redemption date established for that Bond pursuant to the preceding sentence shall be redeemed on that Purchase Date. If such redemption shall occur in accordance with the terms of the Agreement, then such failure by the Company (or the Seabrook Transferee as described above) to observe such covenant or agreement, or the inaccuracy of any such representation will not, in and of itself, constitute a default thereunder.

     If the Trustee receives written notice from any Bondowner stating that
(i) such Bondowner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on the Bonds in the gross income of such owner for federal income tax purposes, or any other proceeding has been instituted against such owner which may lead to a like determination, and (ii) such owner will afford the Company the opportunity to participate at its own expense in the proceeding, either directly or in the name of such owner, until the conclusion of any appellate review, and the Trustee has examined such written notice and it appears to be accurate on its face, then the Trustee shall promptly give notice thereof to the Company, the Authority, and each Bondowner whose Bonds may be affected.
The Trustee shall thereafter keep itself reasonably informed of the progress of any administrative proceedings or litigation relating to such notice. Under the Agreement the Company is required to give the Trustee written notice of such a final determination within forty-five (45) days of such final determination.

     If less than all of the Outstanding Bonds are to be called for redem-ption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Agreement with Bonds in the Weekly Mode being redeemed in units of $100,000.

     In the event this bond is selected for redemption, notice will be mailed no more than forty-five (45) nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

     If this bond is of a denomination in excess of one hundred thousand dollars ($100,000), portions of the principal amount in the amount of one hundred thousand dollars ($100,000) or any multiple thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

     Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, moneys for the redemption having been deposited with the Paying Agent, from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

     IN CERTAIN CIRCUMSTANCES SET OUT HEREIN, THIS BOND (OR PORTION HEREOF) IS SUBJECT TO PURCHASE OR REDEMPTION, IN EACH CASE UPON NOTICE TO OR FROM THE OWNER HEREOF AS OF A DATE PRIOR TO SUCH PURCHASE OR REDEMPTION. IN EACH SUCH EVENT AND UPON DEPOSIT OF THE PURCHASE OR REDEMPTION PRICE WITH THE PAYING AGENT ON THE PURCHASE OR REDEMPTION DATE, AS THE CASE MAY BE, THIS BOND (OR PORTION HEREOF) SHALL CEASE TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE OR REDEMPTION DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE OR REDEMPTION PRICE SO DEPOSITED WITH THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT.

     This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any. The Paying Agent will not be required to make an exchange or transfer of this bond (except in connection with any optional or mandatory tender of this bond) (i) if this bond (or any portion thereof) has been selected for redemption or (ii) during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any portion thereof) is eligible to be selected for redemption.

     The Bonds are issuable only in fully registered form and while in the Weekly Mode shall be in denominations of $100,000 or any multiple thereof.

     The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

     No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

     This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or the Paying Agent.

     REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.

                         BUSINESS FINANCE AUTHORITY
                         OF THE STATE OF NEW HAMPSHIRE


(Seal)                   By:________________________________
                              Title:


                         By:________________________________
                              Title:


                       Certificate of Authentication

     This bond is one of the Bonds described in the Agreement.

                              STATE STREET BANK AND TRUST COMPANY,
                              as Trustee

Date of Registration:         By:____________________________, or
                                 Authorized Signature

                              By:  BANKAMERICA NATIONAL TRUST COMPANY, as
                                   Paying Agent

                                   By: __________________________
                                       Authorized Signature


                                Assignment

     For value received the undersigned sells, assigns and transfers this bond to

_____________________________________________________________
(Name and Address of Assignee)
_____________________________________________________________

_____________________________________________________________
Social Security or Other Identifying Number of Assignee

and irrevocably appoints ________________________________ attorney-in-fact to transfer it on the books kept for registration of the bond, with full power of substitution.


                         ___________________________________
                         NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Dated:

Signature Guaranteed:

____________________________________
Participant in a Recognized
Signature Guaranty Medallion Program

By:_________________________________
   Authorized Signature


     The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common          UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety    ______ Custodian _______
JT TEN  - as joint tenants with rights  (Cust)           (Minor)
          of survivorship and not as
          tenants in common
                                        Act ____________________
                                             (State)

Additional abbreviations may also be used though not set forth in the list above.

     The following is the Bondowner's Election Notice described herein:

                        BONDOWNER'S ELECTION NOTICE

              Business Finance Authority of the State of New
Hampshire Pollution Control Refunding Revenue Bonds
             (Public Service Company of New Hampshire Project -
                         1993 Tax-Exempt Series E)

Principal                Principal Amount       Bond     Purchase
  Amount      CUSIP    Tendered for Purchase   Numbers     Date







The undersigned hereby certifies that it is the registered owner of the Bonds described above (the "Tendered Bonds"), all of which are in the Weekly Mode, and hereby agrees that the delivery of this instrument of transfer to the Paying Agent constitutes an irrevocable offer to sell the Tendered Bonds to the Company or its designee on the Purchase Date, which shall be a Business Day at least seven (7) calendar days following delivery of this instrument, at a purchase price equal to the unpaid principal balance thereof plus accrued and unpaid interest thereon to the Purchase Date (the "Purchase Price"). The undersigned acknowledges and agrees that this election notice is irrevocable and that the undersigned will have no further rights with respect to the Tendered Bonds except payment, upon presentation and surrender of the Tendered Bonds, of the Purchase Price by payment by wire or bank transfer within the continental United States from the Paying Agent to the undersigned at its address as shown on the registration books of the Paying Agent (i) on the Purchase Date if the Tendered Bonds shall have been surrendered to the Paying Agent prior to 11:00 A.M., New York City time, on the Purchase Date or (ii) on any Delivery Date subsequent to the Purchase Date on which Tendered Bonds are delivered to the Paying Agent by 11:00 A.M., New York City time, provided that for so long as the Bonds are in the Book-Entry Only System, physical surrender of the Bonds to the Paying Agent shall not be required and the Bonds shall be tendered pursuant to the procedures described in Subsection 303(g) of the First Supplement referred to below.

     Except as otherwise indicated herein and unless the context otherwise requires, the terms used herein shall have the meanings set forth in the Series E Loan and Trust Agreement dated as of May 1, 1991 and in the First Supplement dated as of December 1, 1993 relating to the Bonds.

Date: _________________                 Signature(s)


                              ___________________________________


                              ___________________________________


                              ___________________________________


                              ___________________________________
                              Street    City    State      Zip

     IMPORTANT: The above signature(s) must correspond with the name(s) as set forth on the face of the Tendered Bond(s) with respect to which this Bondowner's Election Notice is being delivered without any change wha-tsoever. If this notice is signed by a person other than the registered owner of any Tendered Bond(s), the Tendered Bond(s) must be either endorsed on the Assignment appearing on each Bond or accompanied by appropriate bond powers, in each case signed exactly as the name or names of the registered owner or owners appear on the bond register. The method of presenting this notice to the Paying Agent is the choice of the person making such presentation. If it is made by mail, it should be by registered mail with return receipt requested.

                                 *   *   *

     (c) Form of Multiannual Bond. The 1993 Series E Bonds may be issued in the Multiannual Mode in substantially the form prescribed below.

$____________                                     No. R-

ANY BONDOWNER WHO FAILS TO DELIVER A BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE PAYING AGENT AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

                         UNITED STATES OF AMERICA

                          STATE OF NEW HAMPSHIRE

                        BUSINESS FINANCE AUTHORITY
                       OF THE STATE OF NEW HAMPSHIRE

                 Pollution Control Refunding Revenue Bond
                 (Public Service Company of New Hampshire
                    Project - 1993 Tax-Exempt Series E)


REGISTERED OWNER:

PRINCIPAL AMOUNT:                                         DOLLARS

INTEREST PAYMENT DATES:       (i) the first day of the sixth full calendar
                              month after the Mode takes effect and the first day of each sixth calendar month there-after, and (ii) the Maturity Date.

CURRENT EFFECTIVE DATE:

INTEREST RATE:
  (To Next Purchase Date)

NEXT PURCHASE DATE:

COMMENCEMENT DATE OF RATE PERIOD:

MATURITY DATE:  May 1, 2021

DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)

MODE:  Multiannual

CUSIP:

     THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

     The Business Finance Authority of the State of New Hampshire (the "Authority"), for value received, promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates set forth below, payable on each INTEREST PAYMENT DATE. Until conversion to the Flexible, Weekly or Fixed Rate as provided below, this bond shall bear interest at the Multiannual Rate. The Multiannual Rate shall be the rate of interest determined by the Remarketing Agent designated as provided in the Agreement (herein, with its successors, the "Remarketing Agent"), for each Rate Period, as defined below, to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, would permit the sale of the Bonds (as defined below) with the same Rate Period at par plus accrued interest on and as of the Effective Date, as defined below. If this bond is converted to the Flexible, Weekly, or Fixed Rate Mode it shall bear interest at the Flexible, Weekly or Fixed Rate, as the case may be, as defined in the Agreement. The Remarketing Agent shall determine the initial Multiannual Rate on or before the date of issue in or of conversion to the Multiannual Mode, which rate shall remain in effect as provided in the Agreement. Thereafter, the Remarketing Agent shall redetermine the Multiannual Rate for each Rate Period as provided below. If any payment, redemption or maturity date for principal, premium or interest shall not be a Business Day, then the payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date.

     This bond is one of a series of Pollution Control Refunding Revenue Bonds (Public Service Company of New Hampshire Project - 1993 Tax-Exempt Series E) (the "Bonds") in the aggregate principal amount of $44,800,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement dated as of May 1, 1991, as supplemented and amended by a First Supplement dated as of December 1, 1993 (the "Agreement") among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to refund a like principal amount of the Authority's $114,500,000 Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "1991 Bonds"), which were originally issued to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No. 1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations, if any, under the Reimbursement Agreement, (as defined in the Agreement), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

     In case any Event of Default occurs and is continuing, the principal amount of this bond together with accrued interest may become or be declared immediately due and payable in the manner and with the effect provided in the Agreement.

     Unless otherwise defined herein, capitalized terms used in this bond shall have the meaning given them in the Agreement. The following terms are defined as follows:

     "Business Day" means a day (i) that is not a Sunday or legal holiday or a day on which banking institutions are authorized pursuant to law to close, (ii) that is not a day on which the corporate trust office of the First Mortgage Bond Trustee is not open for business, (iii) that is a day on which banks are not required or authorized to close in New York, New York, and (iv) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and the Paying Agent and, if applicable, the Remarketing Agent and the Bank (as defined in the Agreement) are located are not required or authorized to remain closed and on which the New York Stock Exchange is not closed.

     "Effective Date" means, with respect to a Bond in the Flexible, Weekly and Multiannual Modes, the date on which a new Rate Period for that Bond takes effect.

     "Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Flexible Mode, the Weekly Mode, the Multiannual Mode and the Fixed Rate Mode.

     "Purchase Date" means, while this bond is in a Multiannual Mode, the date on which this bond shall be required to be purchased pursuant to a mandatory tender in accordance with the provisions hereof.

     "Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Flexible, Weekly or Multiannual Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein.

     At the option of the Company and upon certain conditions provided for in the Agreement described below, all or a portion of the Bonds (a) may be converted or reconverted from time to time to or from the Weekly Mode or Multiannual Mode, which means that the Rate Period is, respectively, one week or one year or any multiple of one year, (b) may be converted or reconverted from time to time to or from the Flexible Mode, and will have Rate Periods of from one to 270 days as provided herein, or (c) may be converted to the Fixed Rate Mode; provided, however, that in the Multiannual Mode the first rate period occurring after conversion to such Mode may be shorter or longer than the applicable multiple of one year as provided in the Agreement. While this bond is in the Multiannual Mode, a new interest rate shall take effect on the date such Mode takes effect and thereafter on the INTEREST PAYMENT DATE ending the Rate Period designated by the Company.

     While this bond is in the Multiannual Mode, conversions to any other Mode, or conversions to new Rate Periods of the same or different lengths while in the Multiannual Mode, may take place only on a date which would have been an Effective Date for this bond, or if conversion is to the Flexible or Weekly Mode and such day is not a Business Day, the first Business Day thereafter. Conversion of this bond to another Mode, or to a new Rate Period in the Multiannual Mode of the same or a different length, shall be subject to the conditions set forth in the Agreement. In the event that the conditions for a proposed conversion to a new Mode, or to a new Rate Period in the Multiannual Mode of the same or different length, are not met (i) such new Mode or Rate Period shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondowners of such conversion and (ii) this bond shall automatically convert to the Flexible Mode with a Rate Period of one day. In no event shall the failure of this bond to be converted to another Mode or Rate Period be deemed to be a Default or an Event of Default under the Agreement as long as the Purchase Price (as defined below) is made available on the failed conversion date to owners of all Bonds that were to have been converted.

     When this bond is in any Multiannual Mode, the Multiannual Rate in effect for each Rate Period (the "Effective Rate" for such Period) shall be determined not later than two (2) Business Days prior to the Effective Date. If the Remarketing Agent fails to make such determination or fails to announce the Effective Rate as required with respect to any Bonds in the Multiannual Mode, or if for any reason such manner of determination shall be determined to be invalid or unenforceable, the rate to take effect on any Effective Date shall be automatically converted to the Flexible Mode with a Rate Period of one day. The Remarketing Agent shall announce the Effective Rate by telephone to the Paying Agent on the date of determination thereof, and shall promptly confirm such notice in writing.

     Each determination and redetermination of the Multiannual Rate shall be conclusive and binding on the Authority, the Trustee, the Paying Agent, the Company, the Bondowners and, if applicable, the Bank.

     While this bond is in the Multiannual Mode, interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then effective interest rate until paid or duly provided for.

     While this bond is in the Multiannual Mode, the principal of and premium, if any, on this bond are payable when due by check or draft in clearinghouse funds to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the office of _______________________________, ____________________,
______________________, as Paying Agent, (with its successors in such capacity, the "Paying Agent"). Interest on this bond while in the Multiannual Mode is payable by check or draft in clearinghouse funds mailed on the applicable payment date by the Paying Agent to the REGISTERED OWNER, determined as of the close of business on the applicable record date, at its address as shown on the registration books. The Purchase Price (as defined below) of Bonds tendered for purchase shall be paid as provided below.

     The record date for payment of interest while this bond is in the Multiannual Mode is the fifteenth day of the month immediately preceding the date on which the interest is to be paid, provided that with respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee may establish a special record date. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the Bondowners at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority, the Trustee and the Remarketing Agent that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that notice was given in the manner required hereby.

     While this bond is in the Multiannual Mode, this bond is subject to mandatory tender for purchase at a price (the "Purchase Price") equal to 100% of the principal amount thereof, plus accrued interest, if any, on each Effective Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT AND, ON THE PURCHASE DATE, TO SURRENDER THIS BOND TO THE PAYING AGENT FOR PAYMENT OF THE PURCHASE PRICE. UPON DEPOSIT OF THE PURCHASE PRICE WITH THE PAYING AGENT ON THE PURCHASE DATE, THIS BOND SHALL BE DEEMED TENDERED FOR PURCHASE AND SHALL CEASE TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE PRICE SO DEPOSITED WITH THE PAYING AGENT UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT. All deliveries of tendered Bonds shall be made to the Paying Agent at ________________, New York, New York,
Attention: ______________, or such other address specified in writing by the Paying Agent to the Bondowners.

     The Purchase Price of this bond shall be paid to the REGISTERED OWNER by the Paying Agent on the Delivery Date, which shall be the Purchase Date or any subsequent Business Day on which this bond is delivered to the Paying Agent. The Purchase Price of this bond shall be paid only upon surrender of this bond to the Paying Agent as provided herein. From and after the Purchase Date, no further interest on this bond shall be payable to the REGISTERED OWNER, provided that there are sufficient funds available on the Purchase Date to pay the Purchase Price. The Purchase Price of Bonds is payable for Bonds in the Multiannual Mode by check or draft in clearinghouse funds from the Paying Agent to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. If on any date this bond is subject to mandatory tender for purchase, payment of the Purchase Price of this bond to such owner shall be made on the Purchase Date if presentation and surrender of this bond is made prior to 11:00 A.M., New York City time, on the Purchase Date or on such later Business Day upon which presentation and surrender of this bond is made prior to 11:00 A.M., New York City time.

     In the Multiannual Mode and after the expiration of the applicable No Call Period (measured from the COMMENCEMENT DATE OF RATE PERIOD) set forth in the following schedule, the Bonds shall be subject to redemption at the direction of the Company in whole or in part at any time at the following redemption prices expressed as a percentage of the principal amount redeemed, plus interest accrued to the redemption date:

Length of
Multiannual                 Redemption
Rate Period              No Call Period            Price

Greater than 15 years            10 years         102%, declining by 1/2%
                                                  on each succeeding anni-
                                                  versary of the end of the
                                                  no call period until
                                                  reaching 100% and
                                                  thereafter at 100%

Greater than 10, but not         8 years          101 1/2%, declining
greater than 15 years                             by 1/2% on each suc-
                                                  ceeding anniversary of
                                                  the end of the no call
                                                  period until reaching
                                                  100% and thereafter at
                                                  100%

Greater than 5, but not          5 years          101%, declining by
greater than 10 years                             1/2% on the next
                                                  anniversary of the end of
                                                  the no call period and
                                                  there-after at 100%

5 years or less                  Bonds not subject to
     optional redemption
     until commencement of
     next Rate Period.

     In addition, at the option of the Company, the Bonds in the Multiannual Mode are subject to redemption prior to maturity as a whole at any time at 100% of the principal amount thereof, plus accrued interest to the redemption date, within nine (9) months of the occurrence of certain extraordinary events consisting of (a) damage or destruction, or loss of title by eminent domain, to the Station or the Project Facilities, (b) changes in law affecting the enforceability of the Agreement or imposing unreasonable burdens or excessive liabilities on the Company relating to the Station or the Project Facilities or their operation, (c) the enjoining or prohibiting of the operation of the Station or the Project Facilities, or (d) changes in the economic availability of fuel, materials, supplies, labor, equipment or other properties or things rendering the continued operation of the Station uneconomical, all as more fully described in the Agreement. The Company's right to direct the redemption of the Bonds in the Multiannual Mode upon the occurrence of any event listed above shall expire six (6) months after such event occurs.

     The Bonds are subject to mandatory redemption at any time at a redemption price of 100% of the principal amount of the Bonds so redeemed plus accrued interest in the event (i) the Company delivers to the Trustee an opinion of nationally recognized bond counsel selected by the Company and reasonably satisfactory to the Trustee ("Bond Counsel") stating that interest on the Bonds is or will become includable in gross income of the owners thereof for federal income tax purposes, or (ii) it is finally determined by the Internal Revenue Service or a court of competent jurisdiction, as a result of (A) a proceeding in which the Company has participated or been given notice and an opportunity to participate, and,
(B) either (1) a failure by the Company (or the Seabrook Transferee as defined in the Agreement) to observe any covenant or agreement undertaken in or pursuant to the Agreement, or the inaccuracy of any representation made by the Company (or the Seabrook Transferee) in or pursuant to the Agreement, or (2) the Seabrook Transfer (as defined in the Agreement), that interest payable on the Bonds is includable for federal income tax purposes in the gross income of any owner thereof (other than an owner which is a "substantial user" or a "related person" within the meaning of Section 147(a) of the Internal Revenue Code of 1986). Any determination under clause (ii) above will not be considered final for this purpose until the earliest of the conclusion of any appellate review, the denial of appellate review or the expiration of the period for seeking appellate review. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Company delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption. Except as provided in the next sentence, any such redemption shall be made on the 90th day after the date on which the opinion described in clause (i) is delivered or the determination described in clause (ii) becomes final or on such earlier date as the Company may designate by notice given to the Trustee at least forty-five (45) days prior to such designated date. Any Bond in the Flexible Mode that has a Purchase Date prior to the redemption date established for that Bond pursuant to the preceding sentence shall be redeemed on that Purchase Date. If such redemption shall occur in accordance with the terms of the Agreement, then such failure by the Company (or the Seabrook Transferee as described above) to observe such covenant or agreement, or the inaccuracy of any such representation will not, in and of itself, constitute a default thereunder.

     If the Trustee receives written notice from any Bondowner stating that
(i) such Bondowner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on the Bonds in the gross income of such owner for federal income tax purposes, or any other proceeding has been instituted against such owner which may lead to a like determination, and (ii) such owner will afford the Company the opportunity to participate at its own expense in the proceeding, either directly or in the name of such owner, until the conclusion of any appellate review, and the Trustee has examined such written notice and it appears to be accurate on its face, then the Trustee shall promptly give notice thereof to the Company, the Authority, and each Bondowner whose Bonds may be affected.
The Trustee shall thereafter keep itself reasonably informed of the progress of any administrative proceedings or litigation relating to such notice. Under the Agreement the Company is required to give the Trustee written notice of such a final determination within forty-five (45) days of such final determination.

     If less than all of the outstanding Bonds are to be called for redem-ption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Agreement with Bonds in the Multiannual Mode being redeemed in units of $5,000.

     In the event this bond is selected for redemption, notice will be mailed no more than forty-five (45) nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

     If this bond is of a denomination in excess of five thousand dollars ($5,000), portions of the principal amount in the amount of five thousand dollars ($5,000) or any multiple thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

     Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, moneys for the redemption having been deposited with the Paying Agent, from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

     IN CERTAIN CIRCUMSTANCES SET OUT HEREIN, THIS BOND (OR PORTION HEREOF) IS SUBJECT TO PURCHASE OR REDEMPTION. IN EACH SUCH EVENT AND UPON DEPOSIT OF THE PURCHASE OR REDEMPTION PRICE WITH THE PAYING AGENT ON THE PURCHASE OR REDEMPTION DATE, AS THE CASE MAY BE, THIS BOND (OR PORTION HEREOF) SHALL CEASE TO BE DEEMED TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE OR REDEMPTION DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE OR REDEMPTION PRICE SO DEPOSITED WITH THE PAYING AGENT ONLY UPON SURRENDER OF THIS CERTIFICATE TO THE PAYING AGENT.

     This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any. The Paying Agent will not be required to make an exchange or transfer of this bond (except in connection with any optional or mandatory tender of this bond) (i) if this bond (or any portion thereof) has been selected for redemption or (ii) during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any portion thereof) is eligible to be selected for redemption.

     The Bonds are issuable only in fully registered form in denominations of five thousand dollars ($5,000) or any multiple thereof.

     The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

     No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

     This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or the Paying Agent.

     REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.

                         BUSINESS FINANCE AUTHORITY
                         OF THE STATE OF NEW HAMPSHIRE

(Seal)
                         By:________________________________
                              Title:


                         By:________________________________
                              Title:


                       Certificate of Authentication

     This bond is one of the Bonds described in the Agreement.

                              STATE STREET BANK AND TRUST COMPANY,
                              as Trustee

Date of Registration:         By:____________________________, or
                                 Authorized Signature

                              By:  _____________________________, as Paying
                                   Agent

                                   By: __________________________
                                       Authorized Signature


                                Assignment

     For value received the undersigned sells, assigns and transfers this bond to

_____________________________________________________________
(Name and Address of Assignee)
_____________________________________________________________

_____________________________________________________________
Social Security or Other Identifying Number of Assignee

and irrevocably appoints ________________________________ attorney-in-fact to transfer it on the books kept for registration of the bond, with full power of substitution.


                         ___________________________________
                         NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Dated:

Signature Guaranteed:

____________________________________
Participant in a Recognized
Signature Guaranty Medallion Program

By:_________________________________
     Authorized Signature


     The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common          UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety    ______ Custodian _______
JT TEN  - as joint tenants with rights  (Cust)           (Minor)
          of survivorship and not as
          tenants in common
                                        Act ____________________
                                             (State)

Additional abbreviations may also be used though not set forth in the list above.

     (d) Form of Fixed Rate Bond. The 1993 Series E Bonds may be issued in the Fixed Rate Mode in substantially the form prescribed below.

$____________                                     No. R-

                         UNITED STATES OF AMERICA

                          STATE OF NEW HAMPSHIRE

                        BUSINESS FINANCE AUTHORITY
                       OF THE STATE OF NEW HAMPSHIRE


                 Pollution Control Refunding Revenue Bond
                 (Public Service Company of New Hampshire
                    Project - 1993 Tax-Exempt Series E)

INTEREST RATE:                                         CUSIP:

MATURITY DATE:  May 1, 2021

DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)

INTEREST PAYMENT DATES:  May 1 and November 1
                         (but not before
                         ______, ____)

REGISTERED OWNER:

PRINCIPAL AMOUNT:                                      DOLLARS

     THIS BOND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW HAMPSHIRE OR OF THE AUTHORITY EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES PROVIDED IN THE LOAN AND TRUST AGREEMENT DESCRIBED BELOW, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.

     The Business Finance Authority of the State of New Hampshire (the "Authority"), for value received promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND, at the INTEREST RATE per annum, payable semiannually on the INTEREST PAYMENT DATES, until the date on which this bond becomes due, whether at maturity or by acceleration or redemption. From and after that date, any unpaid principal will bear interest at the same rate until paid or duly provided for. The principal and premium, if any, of this bond is payable in clearinghouse funds at the office of _____________________________, as Paying Agent (with its successors, the "Paying Agent"). Interest is payable by check or draft in clearinghouse funds mailed by the Paying Agent to the REGISTERED OWNER of this bond (or of one or more predecessor or successor Bonds (as defined below)), determined as of the close of business on the applicable record date, at its address as shown on the registration books maintained by the Paying Agent. If any payment, redemption or maturity date for principal, premium or interest shall be (i) a Sunday or a legal holiday, or (ii) a day on which banking institutions are authorized pursuant to law to close and on which the corporate trust office of the Trustee or the First Mortgage Bond Trustee is not open for business, then the payment thereof may be made on the next succeeding day not a day specified in (i) or (ii) with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date.

     The record date for payment of interest is the fifteenth day of the month preceding the date on which the interest is to be paid, provided that, with respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee (as defined below) may establish a special record date. The special record date may be not more than thirty (30) days before the date set for payment. The Paying Agent will mail notice of a special record date to the registered owners of the Bonds (the "Bondowners") at least ten (10) days before the special record date. The Paying Agent will promptly certify to the Authority and the Trustee that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that such notice was given in the manner required hereby.

     This bond is one of a series of Pollution Control Refunding Revenue Bonds (Public Service Company of New Hampshire Project - 1993 Tax-Exempt Series E) (the "Bonds") in the aggregate principal amount of $44,800,000 issued under New Hampshire RSA Chapter 162-I (the "Act"). The proceeds of the Bonds are being loaned to Public Service Company of New Hampshire (the "Company"), a New Hampshire corporation, pursuant to a Series E Loan and Trust Agreement dated as of May 1, 1991, as supplemented and amended by a First Supplement dated as of December 1, 1993 (the "Agreement") among the Company, the Authority and State Street Bank and Trust Company, as Trustee (the "Trustee") to refund a like principal amount of the Authority's $114,500,000 Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Taxable Series E) (the "1991 Bonds"), which were originally issued to finance certain costs associated with the Company's ownership interest in air or water pollution control and sewage or solid waste disposal facilities installed for use by Unit No. 1 at the nuclear electric generating station (the "Station") in Seabrook, New Hampshire (the "Project Facilities"). Pursuant to the Agreement, the Company has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. To evidence and secure such loan and the Company's reimbursement and certain other obligations, if any, under the Reimbursement Agreement (as defined in the Agreement), the Company has issued and delivered to the Trustee its First Mortgage Bonds, Series G (the "Series G First Mortgage Bonds") issued under the First Mortgage Indenture dated as of August 15, 1978, as amended, and the Tenth Supplemental Indenture thereto dated as of May 1, 1991 between the Company and First Fidelity Bank, National Association, New Jersey, as Trustee (as amended and supplemented from time to time, the "First Mortgage Bond Indenture") in an aggregate principal amount, and with an interest rate, maturity date and redemption provisions corresponding to those of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. As provided in the Agreement, payments of principal of, and premium, if any, and interest on the Series G First Mortgage Bonds shall, upon receipt by the Trustee, be deemed to constitute payments in corresponding amounts by the Company in respect of the Bonds and certain other bonds issued under the Agreement, including the 1991 Bonds. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Company, the Authority, the Trustee, the Paying Agent, and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

     In case any Event of Default (as defined in the Agreement) occurs and is continuing, the principal amount of this bond together with accrued interest may be declared due and payable in the manner and with the effect provided in the Agreement.

     The Bonds are redeemable pursuant to the Agreement prior to maturity beginning on _________, ____, at the option of the Authority by direction of the Company, as a whole or in part at any time, at the following prices expressed in percentages of their principal amount, plus accrued interest to the redemption date:

Period During Which Redeemed            Redemption Price

                                                  %


[Table to be prepared upon Fixed Rate conversion. The table shall be based on redemption schedule established for the bond in the Multiannual Mode.]

     In addition, at the option of the Company, this bond is subject to redemption prior to maturity at 100% of the principal amount thereof, plus accrued interest to the redemption date within nine (9) months of the occurrence of certain extraordinary events consisting of (a) damage or destruction, or loss of title by eminent domain, to the Station or the Project Facilities, (b) changes in law affecting the enforceability of the Agreement or imposing unreasonable burdens or excessive liabilities on the Company relating to the Station or the Project Facilities or their operation, (c) the enjoining or prohibiting of the operation of the Station or the Project Facilities, or (d) changes in the economic availability of fuel, materials, supplies, labor, equipment or other properties or things rendering the continued operation of the Station uneconomical, all as more fully described in the Agreement. The Company's right to direct the redemption of this bond upon the occurrence of any event listed above shall expire six (6) months after such event occurs.

     The Bonds are subject to mandatory redemption at any time at a redemption price of 100% of the principal amount of the Bonds so redeemed plus accrued interest in the event (i) the Company delivers to the Trustee an opinion of nationally recognized bond counsel selected by the Company and reasonably satisfactory to the Trustee ("Bond Counsel") stating that interest on the Bonds is or will become includable in gross income of the owners thereof for federal income tax purposes, or (ii) it is finally determined by the Internal Revenue Service or a court of competent jurisdiction, as a result of (A) a proceeding in which the Company has participated or been given notice and an opportunity to participate, and,
(B) either (1) a failure by the Company (or the Seabrook Transferee as defined in the Agreement) to observe any covenant or agreement undertaken in or pursuant to the Agreement, or the inaccuracy of any representation made by the Company (or the Seabrook Transferee) in or pursuant to the Agreement, or (2) the Seabrook Transfer (as defined in the Agreement), that interest payable on the Bonds is includable for federal income tax purposes in the gross income of any owner thereof (other than an owner which is a "substantial user" or a "related person" within the meaning of Section 147(a) of the Internal Revenue Code of 1986). Any determination under clause (ii) above will not be considered final for this purpose until the earliest of the conclusion of any appellate review, the denial of appellate review or the expiration of the period for seeking appellate review. Redemption under this paragraph shall be in whole unless not less than forty-five (45) days prior to the redemption date the Company delivers to the Trustee an opinion of Bond Counsel reasonably satisfactory to the Trustee to the effect that a redemption of less than all of the Bonds will preserve the tax-exempt status of interest on the remaining Bonds outstanding subsequent to such redemption. Except as provided in the next sentence, any such redemption shall be made on the 90th day after the date on which the opinion described in clause (i) is delivered or the determination described in clause (ii) becomes final or on such earlier date as the Company may designate by notice given to the Trustee at least forty-five (45) days prior to such designated date. Any Bond in the Flexible Mode that has a Purchase Date prior to the redemption date established for that Bond pursuant to the preceding sentence shall be redeemed on that Purchase Date. If such redemption shall occur in accordance with the terms of the Agreement, then such failure by the Company (or the Seabrook Transferee as described above) to observe such covenant or agreement, or the inaccuracy of any such representation will not, in and of itself, constitute a default thereunder.

     If the Trustee receives written notice from any Bondowner stating that
(i) such Bondowner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on the Bonds in the gross income of such owner for federal income tax purposes, or any other proceeding has been instituted against such owner which may lead to a like determination, and (ii) such owner will afford the Company the opportunity to participate at its own expense in the proceeding, either directly or in the name of such owner, until the conclusion of any appellate review, and the Trustee has examined such written notice and it appears to be accurate on its face, then the Trustee shall promptly give notice thereof to the Company, the Authority, and each Bondowner whose Bonds may be affected.
The Trustee shall thereafter keep itself reasonably informed of the progress of any administrative proceedings or litigation relating to such notice. Under the Agreement the Company is required to give the Trustee written notice of such a final determination within forty-five (45) days of such final determination.

     If less than all of the outstanding Bonds are to be called for redemption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Agreement.

     In the event this bond is selected for redemption, notice will be mailed no more than forty-five (45) nor less than thirty (30) days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Paying Agent. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

     If this bond is of a denomination in excess of five thousand dollars ($5,000), portions of the principal amount in the amount of five thousand dollars ($5,000) or any multiple thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Paying Agent, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

     Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, moneys for the redemption having been deposited with the Paying Agent, from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

     This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the office of the Paying Agent, upon surrender of this Bond to the Paying Agent for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the office of the Paying Agent for a new Bond or Bonds of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the holder except for applicable taxes or other governmental charges, if any. The Paying Agent will not be required to make an exchange or transfer of this bond during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any part thereof) is eligible to be selected or has been selected for the redemption.

     This bond is issuable only in fully registered form in the denominations of five thousand dollars ($5,000) or any multiple thereof.

     The Authority, the Trustee, the Paying Agent and the Company may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

     No director, officer, employee or agent of the Authority nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

     This bond will not be valid until the Certificate of Authentication has been signed by the Trustee or the Paying Agent.

     REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.

                         BUSINESS FINANCE AUTHORITY
                         OF THE STATE OF NEW HAMPSHIRE

(Seal)
                         By: _____________________________
                              Title:


                         By: _____________________________
                              Title:


                       Certificate of Authentication

     This bond is one of the Bonds described in the Agreement.

                              STATE STREET BANK AND TRUST COMPANY,
                              as Trustee

Date of Registration:         By:____________________________, or
                                 Authorized Signature

                              By:_________________________________,
                                 as Paying Agent

                                   By:___________________________
                                      Authorized Signature


                                Assignment

     For value received the undersigned sells, assigns and transfers this bond to

________________________________________________________________
(Name and Address of Assignee)
________________________________________________________________

________________________________________________________________
Social Security or Other Identifying Number of Assignee

and irrevocably appoints ________________________________ attorney-in-fact to transfer it on the books kept for registration of the bond, with full power of substitution.


                    _________________________________________
                    NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Dated:

Signature Guaranteed:

____________________________________
Participant in a Recognized
Signature Guaranty Medallion Program

By: ________________________________
    Authorized Signature


     The following abbreviations, when used in the inscription on the face of this bond, shall be construed as though they were written out in full according to applicable law.

TEN COM - as tenants in common          UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entirety    ______ Custodian _______
JT TEN  - as joint tenants with rights  (Cust)           (Minor)
          of survivorship and not as
          tenants in common
                                        Act ____________________
                                             (State)

Additional abbreviations may also be used though not set forth in the list above.

     Section 302.  Details of the 1993 Series E Bonds.

     The 1993 Series E Bonds shall be signed on behalf of the Authority by the manual or facsimile signatures of any two of the Chairman, Vice Chairman, Treasurer and Executive Director and the corporate seal of the Authority or a facsimile thereof shall be impressed, engraved or otherwise reproduced thereon. The Certificate of Authentication shall be manually signed by the Trustee or the Paying Agent.

     In case any officer whose manual or facsimile signature shall appear on any 1993 Series E Bond shall cease to be such officer before the delivery thereof, such manual or facsimile signature shall nevertheless be valid and sufficient for all purposes as if he or she had remained in office until after such delivery.

     The 1993 Series E Bonds shall be issued in fully registered form and shall be numbered from 1 upwards in the order of their issuance, or in any other manner deemed appropriate by the Paying Agent and the Trustee. The 1993 Series E Bonds shall be in the denomination of $100,000 or any multiple of $1,000 in excess of $100,000 in the Flexible Mode, $5,000 or any multiple thereof in the Fixed Rate and Multiannual Modes and $100,000 or any multiple thereof in the Weekly Mode. The 1993 Series E Bonds shall be dated the date of original delivery thereof and shall mature on May 1, 2021. The interest on 1993 Series E Bonds until they come due shall be payable on the interest payment dates applicable to the Mode the Bonds are in from time to time. Interest on overdue principal of any Bond shall bear interest at the rate last established for that Bond before the principal became overdue until duly paid or provided for. All of the 1993 Series E Bonds shall be initially in the Weekly Mode.

     The 1993 Series E Bonds are subject to redemption as described in Sections 310 and 405 of the Original Agreement and in the forms of 1993 Series E Bonds.

     Section 303.  Registration of Bonds in the Book-Entry Only System.
(a) Notwithstanding any provision herein to the contrary, the provisions of this Subsection 303 and the Representation Letter (as defined below) shall apply with respect to any 1993 Series E Bond registered to CEDE & CO. or any other nominee of The Depository Trust Company ("DTC") while the Book-Entry Only System (meaning the system of registration described in Section 303) is in effect. The Book-Entry Only System shall be in effect for any Mode or Rate Period within the Multiannual Mode if so specified by the Company prior to conversion to that Mode or Rate Period, subject to the provisions below concerning termination of the Book-Entry Only System. Until it revokes such specification in its discretion, the Company hereby specifies that the Book-Entry Only System shall be in effect while the 1993 Series E Bonds are in Weekly, Multiannual and Fixed Rate Modes.

     (b) The 1993 Series E Bonds in or to be in the Book-Entry Only System shall be issued in the form of a separate single authenticated fully registered 1993 Series E Bond for each separate Mode or Rate Period in substantially the forms provided for in Section 301. Any legend required to be on the Bonds by DTC may be added by the Trustee or Paying Agent. On the date of original delivery thereof or date of conversion of the 1993 Series E Bonds to a Mode or Rate Period in which the Book-Entry Only System is in effect, as applicable, the 1993 Series E Bonds shall be registered in the registry books of the Paying Agent in the name of CEDE & CO., as nominee of The Depository Trust Company as agent for the Authority in maintaining the Book-Entry Only System. With respect to 1993 Series E Bonds registered in the registry books kept by the Paying Agent in the name of CEDE & CO., as nominee of DTC, the Authority, the Paying Agent, the Company, the Remarketing Agent and the Trustee shall have no responsibility or obligation to any Participant (which means securities brokers and dealers, banks, trust companies, clearing corporations and various other entities, some of whom or their representatives own DTC) or to any Beneficial Owner (which means, when used with reference to the Book-Entry Only System, the person who is considered the beneficial owner of the 1993 Series E Bonds pursuant to the arrangements for book entry determination of ownership applicable to DTC) with respect to the following: (A) the accuracy of the records of DTC, CEDE & CO. or any Participant with respect to any ownership interest in the 1993 Series E Bonds, (B) the delivery to or from any Participant, any Beneficial Owner or any other person, other than DTC, of any notice with respect to the 1993 Series E Bonds, including any notice of redemption or tender (whether mandatory or optional), or (C) the payment to any Participant, any Beneficial Owner or any other person, other than DTC, of any amount with respect to the principal or premium, if any, or interest on the 1993 Series E Bonds. The Paying Agent shall pay all principal of and premium, if any, and interest on the 1993 Series E Bonds only to or upon the order of DTC, and all such payments shall be valid and effective fully to satisfy and discharge the Authority's obligations with respect to the principal of and premium, if any, and interest on 1993 Series E Bonds to the extent of the sum or sums so paid. No person other than DTC shall be entitled to receive an authenticated 1993 Series E Bond evidencing the obligation of the Authority to make payments of principal and premium, if any, and interest pursuant to this Agreement. Upon delivery by DTC to the Paying Agent of written notice to the effect that DTC has determined to substitute a new nominee in place of CEDE & CO., the words "CEDE & CO." in this Agreement shall refer to such new nominee of DTC.

     (c) Upon receipt by the Trustee or the Paying Agent of written notice from DTC to the effect that DTC is unable or unwilling to discharge its responsibilities, the Authority shall issue and the Paying Agent shall transfer and exchange 1993 Series E Bonds as requested by DTC in appropriate amounts and in authorized denominations, and whenever DTC requests the Authority, the Paying Agent and the Trustee to do so, the Trustee, the Paying Agent and the Authority will, at the expense of the Company, cooperate with DTC in taking appropriate action after reasonable notice (A) to arrange for a substitute bond depository willing and able upon reasonable and customary terms to maintain custody of the 1993
Series E Bonds or (B) to make available for transfer and exchange 1993 Series E Bonds registered in whatever name or names and in whatever authorized denominations as DTC shall designate.

     (d) In the event the Company determines that the Beneficial Owners should be able to obtain 1993 Series E Bond certificates, the Company may so notify DTC, the Paying Agent and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of 1993 Series E Bond certificates. In such event, the Authority shall issue and the Paying Agent shall transfer and exchange 1993 Series E Bond certificates as requested by DTC in appropriate amounts and in authorized denominations. Whenever DTC requests the Paying Agent to do so, the Paying Agent will cooperate with DTC in taking appropriate action after reasonable notice to make available for transfer and exchange 1993 Series E Bonds registered in whatever name or names and in whatever authorized denominations as DTC shall designate.

     (e) Notwithstanding any other provision of the Agreement to the contrary, so long as any 1993 Series E Bond is registered in the name of CEDE & CO., as nominee of DTC, all payments with respect to the principal of, Purchase Price, premium, if any, and interest on such 1993 Series E Bond and all notices with respect to such 1993 Series E Bond shall be made and given, respectively, to DTC as provided in the Letter of Representation (the "Representation Letter"), the form of which is included as Exhibit A attached to this First Supplement. The form of such Representation Letter may be modified in a manner consistent with the provisions of the Agreement upon conversion or reconversion of the 1993 Series E Bonds to a Mode or Rate Period in which the Book-Entry Only System is in effect.

     (f) Notwithstanding any provision in Subsection 301(h) or Section 310 of the Original Agreement to the contrary, so long as any of the 1993 Series E Bonds outstanding are held in the Book-Entry Only System, if less than all of such 1993 Series E Bonds are to be converted or redeemed upon any conversion or redemption of 1993 Series E Bonds hereunder, the particular 1993 Series E Bonds or portions of 1993 Series E Bonds to be converted or redeemed shall be selected by DTC in such manner as DTC may determine.

     (g) So long as the Book-Entry Only System is in effect, a Beneficial Owner who elects to have its 1993 Series E Bonds purchased or tendered pursuant to the Agreement shall effect delivery by causing a Participant to transfer the Beneficial Owner's interest in the 1993 Series E Bonds pursuant to the Book-Entry Only System. The requirement for physical delivery of 1993 Series E Bonds in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the 1993 Series E Bonds are transferred in accordance with the Book-Entry Only System.

     (h) So long as the Book-Entry Only System is in effect, the Remarketing Agent shall communicate to DTC information concerning the purchasers of Tendered Bonds as may be necessary or appropriate, and, notwithstanding any provision in the Representation Letter to the contrary, the Remarketing Agent shall continue to remit to the Paying Agent interest rate determination information pursuant to the terms of this Agreement.

     Section 304. Application of 1993 Series E Bond Proceeds. The Authority shall loan the proceeds of the 1993 Series E Bonds to the Company by promptly causing (A) an amount equal to the accrued interest, if any, to be deposited in the Bond Fund and (B) $44,800,000 to be deposited with the Trustee, in each case in immediately available funds. Upon receipt by the Paying Agent in respect of a drawing on the Letter of Credit of an amount necessary to pay the Purchase Price due on $44,800,000 principal amount of 1991 Series E Bonds, the Paying Agent shall immediately notify the Trustee that it has received sufficient draw proceeds to pay such Purchase Price, and upon the Trustee's receipt of such notice the Trustee shall pay to the Bank the $44,800,000 deposited with the Trustee by the Authority under clause (B) of this section as partial reimbursement for such drawing. If the Trustee receives such notice from the Paying Agent before 12:00 Noon on any Business Day it shall transmit a payment order for the above-described payment by wire transfer in immediately available funds to the Bank by 2:30 P.M. on the same day, and if the Trustee receives such notice after 12:00 Noon it shall make such payment by wire transfer in immediately available funds to the Bank by 11:00 A.M. on the next Business Day. In connection with the reimbursement of the Bank, the Company represents and warrants that (i) not less than 95% of the proceeds of the 1991 Series E Bonds were spent to reimburse the Company for Project Costs; (ii) such Project Costs were incurred by and were chargeable to the capital account of the Company; (iii) such Project Costs were costs of "sewage or solid waste disposal facilities" or "air or water pollution control facilities" within the meaning of Section 103(b)(4)(E) or (F) of the 1954 Code incurred and paid after January 14, 1976; (iv) such Project Costs were for an "industrial facility" within the meaning of Paragraphs 2, VII (d) and (e) of the Act; and (v) such Project Costs were costs of a facility described in Section 1312(a) of the Tax Reform Act of 1986.

     Section 305. Maximum Interest Rate for 1993 Series E Bonds. The Maximum Interest Rate for the 1993 Series E Bonds shall be initially 12% per annum, subject to adjustment as provided in Paragraph 102(a)(33) of the Original Agreement.

     Section 306.  Additional Limitations on Conversions to New Modes.

     (a) Conversions to Multiannual Mode. 1993 Series E Bonds converted to the Multiannual Mode shall not be supported by a Credit Facility.

     (b) Conversions from Multiannual Mode to Flexible or Weekly Mode. Any Bank issuing a Credit Facility in connection with a conversion of 1993 Series E Bonds from the Multiannual Mode to the Flexible or Weekly Mode shall have a long-term corporate debt rating of Aa from Moody's or AA from S&P, or their equivalent.

     Section 307. Subsection 310(c) of Original Agreement Amended. Subsection 310(c) of the Original Agreement is amended to read as follows:

          (c) Notice by the Company. The Company shall exercise its option to have Bonds redeemed under Subsection 310(a) or (b) by giving notice to the Trustee, the Authority, the Paying Agent, and the Remarketing Agent at least five (5) days before the redemption date in the case of Bonds in the Flexible Mode, and forty-five (45) days before the redemption date in the case of Bonds in any other Mode.

     Section 308. Subsection 310(e) of Original Agreement Amended. Subsection 310(e) of the Original Agreement is amended to read as follows:

          (e) Notice of Redemption. When Bonds are to be redeemed, the Paying Agent shall give notice to the Bondowners in the name of the Authority, which notice shall identify the Bonds to be redeemed, state the date fixed for redemption and specify the office of the Paying Agent at which such Bonds will be redeemed. The notice shall further state that on such date there shall become due and payable upon each Bond to be redeemed the redemption price thereof, together with interest accrued to the redemption date, and that moneys therefor having been deposited with the Paying Agent, from and after such date, interest thereon shall cease to accrue and that the Bonds or portions thereof called for redemption shall cease to be entitled to any benefit under this Agreement except the right to receive payment of the redemption price. The Paying Agent shall mail the redemption notice the number of days prior to the date fixed for redemption provided in the forms of Bond for the Mode the Bonds are in, to the registered owners of any Bonds which are to be redeemed, at their addresses shown on the registration books maintained by the Paying Agent. Failure to mail notice to a particular Bondowner, or any defect in the notice to such Bondowner, shall not affect the redemption of any other Bond. No notice shall be given of redemption of Bonds in the Flexible Mode, except for such redemption pursuant to Section 405 as and when provided in the form of Flexible Bonds.

     Section 309. Tax Status of 1993 Series E Bonds. The Company will perform its obligations and agreements contained in the First Supplemental Federal Tax Statement as if they were set forth herein. All representations of the Company in the First Supplemental Federal Tax Statement shall be treated as if they were set forth herein. Any covenants, agreements or representations made by the Company or the Seabrook Transferee in the Assumption Agreement shall be performed and treated as if set forth herein.

     Section 310.  Amendment of Credit Facility.

     (a) Issuance of Amended and Restated Credit Facility. Contemporaneously with the issuance of the 1993 Series E Bonds, the Company shall cause the irrevocable letter of credit No. NY0389-30008830 of Citibank, N.A. in the maximum aggregate amount of $121,014,000 issued to the Paying Agent to be amended by the delivery to the Paying Agent of an amended and restated Letter of Credit substantially in the form attached as
Exhibit II to the Pentagonal Agreement dated as of December 1, 1993 among the Company, the Trustee, the Paying Agent, the Remarketing Agent and the Bank, and shall cause to be delivered to the Trustee, the Authority and the Paying Agent an opinion or opinions of counsel for the issuer of such letter of credit substantially to the effect that such letter of credit, as amended and restated, is a legal, valid and binding obligation of the issuer enforceable in accordance with its terms.

       Paragraph 102(a)(13) of Original Agreement Amended. The definition of the term "Credit Facility" appearing in Paragraph 102(a)(13) of the Original Agreement shall be amended by the addition of the following phrase at the end of the first sentence thereof:

     ", as each may be amended from time to time pursuant to the terms of this Agreement or any amendment or supplement to this Agreement."

     Section 311.  Subsection 301(e) of Original Agreement Amended.

     (a) Paragraph 301(e)(ii) Amended. The first sentence of Paragraph 301(e)(ii) of the Original Agreement is amended by striking the phrase "any Effective Date" and inserting in lieu thereof "the first Business Day of any calendar month."

     (b) Subparagraph 301(e)(iv)(A) Amended. The last sentence of Subparagraph 301(e)(iv)(A) of the Original Agreement is amended to read as follows:

     At least forty (40) days prior to the mandatory tender date, the Trustee shall give notice to the Paying Agent as to whether or not it has received the notices described in the immediately preceding sentence from Moody's and S&P, and if the Trustee has not received such notices or if the Credit Facility is expiring without substitution or replacement, the Paying Agent shall give notice to the Bondowners of the mandatory tender of the Bonds at least thirty (30) days prior to the mandatory tender date.

     Section 312.  Subsection 308(c) of Original Agreement Amended.

     (a) Paragraph 308(c)(i) Amended. The first sentence of Paragraph 308(c)(i) of the Original Agreement is amended by inserting after the phrase "whether at maturity," and before the phrase "by acceleration," the phrase "on an interest payment date,".

     (b) Paragraph 308(c)(iii) of Original Agreement Amended. Paragraph 308(c)(iii) of the Original Agreement is amended to read as follows:

          (iii) Use of Credit Facility. All amounts received by the Paying Agent under any Credit Facility shall be held in a fund separate and apart from all other amounts held by the Paying Agent, shall remain uninvested and used solely to pay the Purchase Price or principal of, premium, if any, and interest on the Bonds for which the Credit Facility is available. Principal and Purchase Price of, premium, if any, and interest on Company Bonds, Pledged Bonds and Bonds not supported by a Credit Facility shall not be paid from amounts drawn on a Credit Facility.

     (c) Paragraph 308(c)(iv) Added to Original Agreement. A new Paragraph 308(c)(iv) is added to the Original Agreement, which shall read as follows:

          (iv) Failed Conversion. Whenever there is a failed conversion of Bonds supported by a Credit Facility, the Paying Agent shall draw on the Credit Facility as provided in Paragraph 301(d)(ii), 301(e)(ii) or 301(f)(ii), as appropriate.

     Section 313. Subsection 311(c) Added. A new Subsection 311(c) is added to the Original Agreement, which shall read as follows:

          (c) Commencement of New Mode or Rate Period. Whenever Bonds in the Flexible or Multiannual Mode are subject to mandatory tender for purchase on an Effective Date, the new Rate Period for the Bonds (including a new Rate Period in a new Mode) shall commence immediately upon the Bonds becoming subject to mandatory tender for purchase.

     Section 314. Subsection 312(a) Amended. The fifth sentence of the second paragraph of Subsection 312(a) is amended to read as follows:

     Upon receipt by the Paying Agent of notice from the Remarketing Agent that a purchaser has been found for Pledged Bonds or Company Bonds held by the Paying Agent, the Paying Agent shall register and deliver such Bonds to such purchaser (at which time such Bonds shall cease to be Pledged Bonds or Company Bonds) upon receipt by the Paying Agent of the Purchase Price of such Bonds, provided, however, that no Pledged Bond or Company Bond shall be so registered and delivered unless the Paying Agent has received from the Bank a written notice of the reinstatement of the principal and interest component of the Credit Facility, or if prior to or simultaneously with such registration or delivery, the amount available to be drawn under the Credit Facility is otherwise less than the amount described in Paragraph 317(b)(ii) determined as if Bonds which are to continue as Pledged Bonds were not Outstanding.

     Section 315. Section 405 of Original Agreement Amended. Section 405 of the Original Agreement is amended by adding at the end thereof the following sentence:

     At least forty (40) days prior to any redemption pursuant to this
     Section 405, the Trustee shall notify the Paying Agent of the redemption date and the principal amount of Tax-Exempt Refunding Bonds to be redeemed.


                        ARTICLE IV:  MISCELLANEOUS

     Section 401. Original Agreement Affirmed. Except as otherwise expressly supplemented and amended by this First Supplement, the provisions of the Original Agreement and the Assumption Agreement remain unchanged, binding, and in full force and effect.

     Section 402. Company's Agreement to Chapter 263. To the extent required by 1993 New Hampshire Laws 263:4, the Company agrees to the provisions of 1993 New Hampshire Laws 263:2 and 3. The Company further agrees that it shall apply 100% of the savings that result from the issuance of the 1993 Series E Bonds and that are generated until the end of the fixed rate period (within the meaning of 1993 New Hampshire Laws 263:2, I) pursuant to an investment plan approved by the New Hampshire Public Utilities Commission under which the Company shall make expenditures for one or all of the purposes described in 1993 New Hampshire Laws 263:2, I(a)-(c).

     Section 403. Severability. In the event that any provision of this First Supplement shall be held to be invalid in any circumstance, such invalidity shall not affect any other provisions or circumstances.

     Section 404. Counterparts. This First Supplement may be executed and delivered in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument.

     Section 405. Receipt of Documents. By its execution and delivery of this First Supplement the Trustee acknowledges receipt of the items listed in Section 402 of the Original Agreement as conditions precedent to the authentication of the 1993 Series E Bonds and the opinion of Bond Counsel required to accompany this First Supplement pursuant to Subsection 1101(c) of the Original Agreement.

     Section 406. Captions. The captions and table of contents of this First Supplement are for convenience only and shall not affect the construction hereof.

     Section 407. Governing Law. This instrument shall be governed by the laws of State of New Hampshire.


     IN WITNESS WHEREOF, the Business Finance Authority of the State of New Hampshire has caused this Agreement to be signed and its official seal to be impressed hereon by its Executive Director; Public Service Company of New Hampshire has caused this Agreement to be signed and its corporate seal to be impressed hereon by an authorized officer; and State Street Bank and Trust Company, as Trustee, has caused this Agreement to be signed and its corporate seal to be impressed hereon by an authorized officer.

                              BUSINESS FINANCE AUTHORITY OF THE  STATE OF
                              NEW HAMPSHIRE
(Seal)

                              By:______________________________
                                   Jack Donovan
                                   Executive Director

                              PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
(Seal)

                              By:______________________________
                                   John B. Keane
                                   Treasurer

                              STATE STREET BANK AND TRUST COMPANY,
                              as Trustee
(Seal)

                              By:/s/ Daniel Golden
                                   Daniel Golden
                                   Assistant Vice President

The undersigned hereby consents
to this First Supplement.

CITIBANK, N.A.


By: /s/Paul T. Addison_
     Paul T. Addison
     Vice President